UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 12, 2021

EASTERN BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Franklin Street			02110
Boston	,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (800) 327-8376
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective November 12, 2021, Eastern Bankshares, Inc. (“Company”) completed its previously announced merger (the “Merger”) with Century Bancorp, Inc. (“Century”) for $641.9 million in cash pursuant to a definitive merger agreement (the “Merger Agreement”), dated as of April 7, 2021 between the Company and Century. Upon completion of the Merger, Century Bank and Trust Company, a Massachusetts-chartered stock bank and wholly owned subsidiary of Century merged with and into Eastern Bank, a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, (i) each holder of Century Class A common stock has a right to receive a cash payment of $115.28 per share of Century Class A common stock and (ii) each holder of Century Class B common stock has a right to receive a cash payment of $115.28 per share of Century Class B common stock.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Item 7.01     Regulation FD Disclosure.

A copy of the press release issued by the Company on November 12, 2021 announcing the completion of the Merger is furnished with this Form 8-K and attached hereto as Exhibit 99.1.

In the press release, the Company also announced receipt of a notice of non-objection from the Board of Governors of the Federal Reserve System to the Company’s previously announced share repurchase program. The program, which was approved by the Company’s Board of Directors, authorizes the purchase of up to 9,337,900 shares, which represents 5% of Eastern’s outstanding shares of common stock, over a 12-month period. The program is limited to $225 million through November 30, 2022 and may be modified or terminated by the Company’s Board of Directors at any time.

The information contained in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date for which Item 2.01 of this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date for which Item 2.01 of this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit	Description
2.1
Agreement and Plan of Merger by and among Eastern Bankshares, Inc., Clarion Acquisition Corp., Century Bancorp, Inc. and Century Bank and Trust Company, dated as of April 7, 2021 (attached as Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Commission on April 8, 2021 and incorporated herein by reference)

99.1	Press release dated November 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: November 12, 2021	By:	/s/ James B. Fitzgerald
James B. Fitzgerald
Chief Financial Officer